UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2022

CMG HOLDINGS GROUP, INC.

(Exact name of Registrant as specified in its Charter)

Nevada	000-51770	87-0733770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2130 N Lincoln Park W Suite 8N, Chicago, IL 60614

(Address of principal executive offices)

(773)770-3440

(Registrant’s Telephone Number)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).[X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.[X]

CMG Holdings Group, Inc. is referred to herein as “we”, “us”, or “our” or the “Company”.

Item 8.01. Other Events

CMG Holdings Group Inc. pursuant to the Board of Directors, has extended the warrant for 40,000,000 shares of common stock issued to the CEO and Chairman of the Board, Glenn B Laken, due to expire on December 15, 2022 until December 15, 2027. The warrant are extended at a strike price $0.0035 per warrant. No warrants have been exercised as of this date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMG HOLDINGS GROUP, INC.
Dated: December 6 , 2022	By: /s/ Glenn Laken
Glenn Laken
Chief Executive Officer